                      ANNUAL REPORT  |  December 31, 2000


                                                                      The Strong

                                                                  MID CAP GROWTH

                                                                         Fund II

                                 [PHOTO HERE]


                               Table of Contents

Investment Review
        Strong Mid Cap Growth Fund II........................................  2


Financial Information
        Schedule of Investments in Securities
                Strong Mid Cap Growth Fund II................................  4

        Statement of Assets and Liabilities .................................  6

        Statement of Operations..............................................  6

        Statements of Changes in Net Assets .................................  7

        Notes to Financial Statements........................................  8

Financial Highlights......................................................... 11

Report of Independent Accountants............................................ 11           [LOGO HERE] STRONG

Strong Mid Cap Growth Fund II
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Mid Cap Growth Fund II seeks capital growth. Under normal market conditions, the Fund invests at least 65% of it's assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index* at the time of investment. The Fund writes put and call options.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                          From Dec-31-96 to Dec-31-00

                                    [GRAPH]

         The Strong Mid Cap       S&P MidCap 400 Index*     Lipper Multi-Cap
           Growth Fund II                                  Growth Funds Index*
Dec 96         $10,000                  $10,000                  $10,000
Mar 97         $ 9,720                  $ 9,851                  $ 9,665
Jun 97         $11,370                  $11,299                  $11,223
Sep 97         $13,310                  $13,116                  $12,675
Dec 97         $12,974                  $13,225                  $12,295
Mar 98         $14,392                  $14,682                  $14,028
Jun 98         $15,121                  $14,367                  $14,353
Sep 98         $13,433                  $12,288                  $12,234
Dec 98         $16,695                  $15,752                  $15,343
Mar 99         $18,590                  $14,747                  $16,316
Jun 99         $21,293                  $16,835                  $17,536
Sep 99         $21,951                  $15,421                  $16,872
Dec 99         $31,700                  $18,072                  $22,456
Mar 00         $37,305                  $20,365                  $25,680
Jun 00         $33,224                  $19,693                  $24,117
Sep 00         $35,363                  $22,086                  $24,317
Dec 00         $26,997                  $21,236                  $19,750

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: It was a difficult year for growth funds, as the excesses produced during the Nasdaq boom in 1999 and the first quarter of 2000 completely reversed. After an excellent year in 1999, the Fund entered the year in a difficult position with a 77% exposure to technology stocks. Although we gradually reduced the Fund's technology exposure throughout the year, diversifying into health care, energy, and financial-services stocks, the Fund's performance basically mirrored the fortunes of technology issues in 2000. We had a strong first quarter, a weak second quarter, a strong third quarter, and a very difficult fourth quarter despite a 41% reduction in our technology weighting.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A:   The performance of the Fund in 2000 was due to four principal elements:
     Federal Reserve policies, shifts in investor psychology, relative sector valuations, and earnings growth.

     The most remarkable aspect of the first quarter's technology rally was that it came after nine months of interest-rate hikes from the Federal Reserve. Although the Fed's decision to inject liquidity into the system to quell Y2K concerns was at odds with its stated interest-rate bias, the persistent strength in technology and aggressive-growth stocks contributed to a speculative bubble reinforced by strong mutual fund cash inflows.

     Once the Y2K threat passed, the Federal Reserve acted to reduce liquidity, and the technology party came to an abrupt end. At the peak, the average technology company was trading at twice its prior-peak relative multiple, and story stocks (companies with no earnings and unproven business models) were trading at unjustifiable levels.

     In retrospect, shifts in money supply emboldened investors to take on additional risk, creating a disconnect between the traditional relationship of lower valuations and higher interest rates. Following the first quarter, the valuations of technology dropped severely as investors struggled to value companies in a higher interest-rate environment, and to assess the impact on earnings of a slowdown in gross domestic product (GDP) growth fostered by higher rates. The correction was magnified by the presence of better, more reasonably priced investment alternatives in other market sectors.

Q:   What investment strategies and techniques impacted your Funds performance?

A: During the first quarter, speculative enthusiasm driven by ample liquidity, strong earnings growth, unprecedented mutual fund cash flows, and the belief that technology companies were immune from macroeconomic forces propelled the Fund to strong gains. The Fund's performance was boosted by more speculative next-generation Internet infrastructure companies. In addition, the mapping of the human genome led to an unsustainable rise in biotechnology stocks, with one of our core holdings, Applied Biosystems, leading the way.

     As technology shares peaked in April, our valuation disciplines and other factors led us to shed tech names with particularly high valuations, and increase our weighting in more reasonably priced, established companies such as Amerisource, Abercrombie & Fitch, and Express Scripts. Our plan was to reduce our technology weighting while remaining true to our mission of buying leading companies with strong and sustainable rates of earnings growth.

     In late May and early June, we began to rebuild our exposure to leading biotechnology companies. We focused on companies with proven track records, attractive drug-development platforms, and market niches poised to benefit from analysis of the human genome. We believe biotechs are relatively immune to the strength or weakness of the economy and provide a counterweight to our more cyclical technology holdings.

     Rebuilding our technology weighting prior to the Presidential election proved to be a mistake. A sharp correction hit semiconductor and Internet infrastructure issues, sectors in which we had significant exposure, late in the year.

Q:   What is your future outlook?

A: We believe that a secular change in technology spending is coming, led by companies that support the new Internet-based and communications-centric world of information technology that allows real-time collaboration between people and companies.

     Thank you for your investment in the Strong Mid Cap Growth Fund II.

     Ronald C. Ognar
     Portfolio Co-Manager

     Derek V.W. Felske
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS/1/

                                As of 12-31-00

                          1-year              -14.84%
                          3-year               27.66%
                 Since Inception               52.76%
                                               -----
                      (12-31-96)               28.18%


Equity funds are volatile investments and should only be consideres for long-term goals.

-------------------------------------------------------------------------------

    From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

  * The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2000
--------------------------------------------------------------------------------
                         STRONG MID CAP GROWTH FUND II

                                                       Shares or
                                                       Principal        Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 94.7%
Commercial Services - Schools 1.4%
Apollo Group, Inc. Class A (b)                           149,000    $ 7,328,937

Computer - Graphics 1.5%
Cadence Design Systems, Inc. (b)                         282,900      7,779,750

Computer - Local Networks 1.6%
Extreme Networks, Inc. (b)                                75,000      2,934,375
Finisar Corporation (b)                                  182,700      5,298,300
                                                                    -----------
                                                                      8,232,675

Computer - Memory Devices 1.2%
Network Appliance, Inc. (b)                               98,300      6,314,239

Computer Software - Education/
  Entertainment 1.7%
Electronic Arts, Inc. (b)                                206,000      8,780,750

Computer Software - Enterprise 4.8%
Citrix Systems, Inc. (b)                                 287,000      6,457,500
J.D. Edwards & Company (b)                               124,000      2,208,750
Mercury Interactive Corporation (b)                       42,000      3,790,500
Micromuse, Inc. (b)                                       62,000      3,742,281
PeopleSoft, Inc. (b)                                      65,000      2,417,188
VERITAS Software Corporation (b)                          79,803      6,982,762
                                                                    -----------
                                                                     25,598,981

Computer Software - Security 1.0%
Check Point Software Technologies, Ltd. (b)               39,800      5,315,787

Electronics - Measuring Instruments 3.4%
Tektronix, Inc. (b)                                      364,500     12,279,094
Waters Corporation (b)                                    70,000      5,845,000
                                                                    -----------
                                                                     18,124,094

Electronics - Miscellaneous Components 1.1%
RF Micro Devices, Inc. (b)                               212,700      5,835,956

Electronics - Scientific Instruments 3.3%
Applera Corporation-Applied Biosystems Group              62,000      5,831,875
Millipore Corporation                                     54,200      3,414,600
Newport Corporation                                      102,000      8,018,156
                                                                    -----------
                                                                     17,264,631

Electronics - Semiconductor Equipment 1.4%
Credence Systems Corporation (b)                          73,000      1,679,000
KLA-Tencor Corporation (b)                                65,000      2,189,687
Novellus Systems, Inc. (b)                                94,500      3,396,094
                                                                    -----------
                                                                      7,264,781

Electronics - Semiconductor Manufacturing 3.7%
Maxim Integrated Products, Inc. (b)                       25,100      1,200,094
Micron Technology, Inc. (b)                              210,000      7,455,000
QLogic Corporation (b)                                   110,600      8,516,200
Xilinx, Inc. (b)                                          58,000      2,675,250
                                                                    -----------
                                                                     19,846,544

Electronics Products - Miscellaneous 6.0%
Celestica, Inc. (b)                                      112,000      6,076,000
Flextronics International, Ltd. (b)                      330,100      9,407,850
Gemstar-TV Guide International, Inc. (b)                 234,600     10,820,925
Jabil Circuit, Inc. (b)                                   89,000      2,258,375
Sanmina Corporation (b)                                   45,200      3,463,450
                                                                    -----------
                                                                     32,026,600

Finance - Investment Brokers 6.8%
The Bear Stearns Companies, Inc.                         106,500      5,398,219
A.G. Edwards, Inc.                                        77,500      3,676,406
The Goldman Sachs Group, Inc.                             62,000      6,630,125
Legg Mason, Inc.                                          82,800      4,512,600
Lehman Brothers Holdings, Inc.                           159,900     10,813,237
Morgan Stanley, Dean Witter & Company                     63,700      5,048,225
                                                                    -----------
                                                                     36,078,812

Finance - Investment Management 3.5%
Franklin Resources, Inc.                                 226,000      8,610,600
T. Rowe Price Group, Inc.                                143,500      6,065,117
Stilwell Financial, Inc.                                 101,600      4,006,850
                                                                    -----------
                                                                     18,682,567

Finance - Mortgage & Related Services 1.1%
Countrywide Credit Industries, Inc.                      112,500      5,653,125

Finance - Savings & Loan 0.6%
Golden West Financial Corporation                         47,000      3,172,500

Financial Services - Miscellaneous 3.1%
Capital One Financial Corporation                        128,300      8,443,744
Providian Financial Corporation                          143,000      8,222,500
                                                                    -----------
                                                                     16,666,244

Insurance - Life 0.6%
Lincoln National Corporation                              69,500      3,288,219

Insurance - Property/Casualty/Title 2.4%
ACE, Ltd.                                                135,500      5,750,281
MGIC Investment Corporation                               44,700      3,014,456
The Progressive Corporation                               40,000      4,145,000
                                                                    -----------
                                                                     12,909,737

Internet - E*Commerce 0.3%
Critical Path, Inc. (b)                                   52,300      1,608,225

Internet - Internet Service Provider/Content 1.2%
Commerce One, Inc. (b)                                   130,000      3,290,625
USinternetworking, Inc. (b)                              607,000      3,035,000
                                                                    -----------
                                                                      6,325,625

Internet - Network Security/Solutions 4.2%
Inktomi Corporation (b)                                  188,000      3,360,500
Juniper Networks, Inc. (b)                                75,100      9,467,294
VeriSign, Inc. (b)                                       128,500      9,533,094
                                                                    -----------
                                                                     22,360,888

Internet - Software 4.0%
Agile Software Corporation (b)                           129,500      6,394,063
Ariba, Inc. (b)                                           40,000      2,150,000
Art Technology Group, Inc. (b)                           109,000      3,331,313
BEA Systems, Inc. (b)                                     86,500      5,822,531
Interwoven, Inc. (b)                                      49,800      3,283,688
                                                                    -----------
                                                                     20,981,595

Leisure - Products 1.2%
Harley-Davidson, Inc.                                    165,700      6,586,575

Leisure - Services 0.5%
Carnival Corporation                                      83,500      2,572,844

Media - Cable TV 0.6%
Charter Communications, Inc. Class A (b)                 147,000      3,335,063

Medical - Biomedical/Genetics 7.0%
COR Therapeutics, Inc. (b)                               109,500      3,853,031
Genzyme Corporation (b)                                   96,000      8,634,000
Human Genome Sciences, Inc. (b) (c)                      100,100      6,938,181
Millennium Pharmaceuticals, Inc. (b) (c)                 131,000      8,105,625
Protein Design Labs, Inc. (b)                             31,500      2,736,562
Vertex Pharmaceuticals, Inc. (b)                          95,800      6,849,700
                                                                    -----------
                                                                     37,117,099


-------------------------------------------------------------------------------
                   STRONG MID CAP GROWTH FUND II (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
Medical - Ethical Drugs 3.8%
Alza Corporation (b)                                     130,000   $  5,525,000
Biovail Corporation International (b)                    161,000      6,253,240
Elan Corporation PLC Sponsored ADR (b)                   180,500      8,449,656
                                                                   ------------
                                                                     20,227,896

Medical - Generic Drugs 1.2%
IVAX Corporation (b)                                      88,700      3,397,210
Watson Pharmaceuticals, Inc. (b)                          55,000      2,815,313
                                                                   ------------
                                                                      6,212,523

Medical - Hospitals 1.5%
Health Management Associates, Inc. Class A (b)           376,500      7,812,375

Medical - Nursing Homes 0.2%
Manor Care, Inc. (b)                                      64,300      1,326,188

Medical - Products 0.7%
MiniMed, Inc. (b)                                         94,000      3,950,937

Medical - Wholesale Drugs/Sundries 2.0%
AmeriSource Health Corporation Class A (b)               166,000      8,383,000
Express Scripts, Inc. Class A (b)                         24,000      2,454,000
                                                                   ------------
                                                                     10,837,000

Oil & Gas - Drilling 1.1%
Transocean Sedco Forex, Inc.                             127,300      5,855,800

Oil & Gas - Field Services 1.0%
BJ Services Company (b)                                   76,900      5,296,487

Oil & Gas - Production/Pipeline 1.1%
Dynegy, Inc. Class A                                     101,800      5,707,162

Retail - Apparel/Shoe 2.6%
Abercrombie & Fitch Company Class A (b)                  318,000      6,360,000
American Eagle Outfitters, Inc. (b)                      126,000      5,323,500
Talbots, Inc.                                             49,500      2,258,438
                                                                   ------------
                                                                     13,941,938

Retail - Consumer Electronics 1.7%
Best Buy Company, Inc. (b)                               305,500      9,031,344

Retail - Discount & Variety 1.4%
Dollar Tree Stores, Inc. (b)                             308,000      7,546,000

Retail/Wholesale - Computer/Cellular 1.8%
CDW Computer Centers, Inc. (b)                            51,000      1,421,625
RadioShack Corporation                                   189,100      8,095,844
                                                                   ------------
                                                                      9,517,469

Retail/Wholesale - Office Supplies 0.5%
Staples, Inc. (b)                                        222,000      2,622,375

Telecommunications - Equipment 4.9%
ADC Telecommunications, Inc. (b)                         223,000      4,041,875
CIENA Corporation (b)                                     46,500      3,783,937
Comverse Technology, Inc. (b)                             27,300      2,965,463
Corvis Corporation (b)                                   106,000      2,524,125
Redback Networks, Inc. (b)                                36,800      1,508,800
SDL, Inc. (b)                                             51,300      7,602,019
Sycamore Networks, Inc. (b)                               89,100      3,318,975
                                                                   ------------
                                                                     25,745,194
-------------------------------------------------------------------------------
Total Common Stocks (Cost $497,152,460)                             502,683,531
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.7%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                             $  852,500     $  852,500
Sara Lee Corporation, 6.25%                              161,100        161,100
Wisconsin Electric Power Company, 6.24%                    8,200          8,200
                                                                     ----------
                                                                      1,021,800

Repurchase Agreements 1.2%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
     Due 1/02/01(Repurchase proceeds $6,204,168);
     Collateralized by: United States Government &
     Agency Issues (d)                                 6,200,000      6,200,000

United States Government Issues 0.3%
United States Treasury Bills, Due 3/15/01 (c)          2,000,000      1,977,480
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $9,198,320)                        9,199,280
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $506,350,780) 96.4%           511,882,811
Other Assets and Liabilities, Net 3.6%                               18,994,275
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $530,877,086
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                 Underlying Face    Unrealized
                               Expiration Date   Amount at Value   Depreciation
--------------------------------------------------------------------------------
Purchased:
30 NASDAQ 100 Index                  3/01            $ 7,123,500   $  1,335,167

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                     Contracts       Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                      --   $         --
Options written during year                                  900      1,250,004
Options closed                                              (900)    (1,250,004)
Options expired                                               --             --
Options exercised                                             --             --
                                                     -----------   ------------
Options outstanding at end of year                            --   $         --
                                                     ===========   ============

Closed options resulted in a capital loss of $577,194.

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged or segregated as collateral to cover margin requirements for futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percentage of net assets.

                      See Notes to Financial Statements.                       5

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                Strong Mid Cap
                                                                Growth Fund II
                                                                --------------
Assets:
  Investments in Securities, at Value (Cost of $506,350,780)     $ 511,882,811
  Receivable for Securities Sold                                    27,855,753
  Dividends and Interest Receivable                                    101,652
  Other Assets                                                       1,340,349
                                                                --------------
  Total Assets                                                     541,180,565

Liabilities:
  Payable for Securities Purchased                                   9,831,641
  Variation Margin Payable                                             381,000
  Accrued Operating Expenses and Other Liabilities                      90,838
                                                                --------------
  Total Liabilities                                                 10,303,479
                                                                --------------
Net Assets                                                       $ 530,877,086
                                                                ==============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                  $ 600,977,324
  Accumulated Net Realized Loss                                    (74,297,102)
  Net Unrealized Appreciation                                        4,196,864
                                                                --------------
  Net Assets                                                     $ 530,877,086
                                                                ==============
Capital Shares Outstanding (Unlimited Number Authorized)            22,441,319

Net Asset Value Per Share                                               $23.66
                                                                        ======

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                Strong Mid Cap
                                                                Growth Fund II
                                                                --------------
Income:
  Dividends (net of foreign withholding taxes of $848)           $     695,605
  Interest                                                           2,056,651
                                                                --------------
  Total Income                                                       2,752,256

Expenses:
  Investment Advisory Fees                                           5,515,094
  Custodian Fees                                                        40,252
  Shareholder Servicing Costs                                          746,822
  Other                                                                108,876
                                                                --------------
  Total Expenses before Fees Paid Indirectly by Advisor              6,411,044
  Fees Paid Indirectly by Advisor (Note 3)                             (46,773)
                                                                --------------
  Expenses, Net                                                      6,364,271
                                                                --------------
Net Investment Loss                                                 (3,612,015)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                    (77,633,757)
    Futures Contracts and Options                                    4,316,159
                                                                --------------
    Net Realized Loss                                              (73,317,598)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                    (47,677,640)
    Futures Contracts                                               (1,335,167)
                                                                --------------
    Net Change in Unrealized Appreciation/Depreciation             (49,012,807)
                                                                --------------
Net Loss on Investments                                           (122,330,405)
                                                                --------------
Net Decrease in Net Assets Resulting from Operations             ($125,942,420)
                                                                ==============

6                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                          Strong Mid Cap Growth Fund II
                                                                          ------------------------------
                                                                            Year Ended      Year Ended
                                                                           Dec. 31, 2000   Dec. 31, 1999
                                                                          --------------   -------------
Operations:
  Net Investment Loss                                                     ($  3,612,015)   ($    198,399)
  Net Realized Gain (Loss)                                                  (73,317,598)      41,138,940
  Net Change in Unrealized Appreciation/Depreciation                        (49,012,807)      50,565,126
                                                                         --------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations          (125,942,420)      91,505,667

Distributions From Net Realized Gains                                       (41,783,374)         (42,659)

Capital Share Transactions:
  Proceeds from Shares Sold                                                 448,379,163      231,717,793
  Proceeds from Reinvestment of Distributions                                41,783,374           42,659
  Payment for Shares Redeemed                                              (115,443,663)     (16,069,226)
                                                                         --------------    -------------
  Net Increase in Net Assets from Capital Share Transactions                374,718,874      215,691,226
                                                                         --------------    -------------
Total Increase in Net Assets                                                206,993,080      307,154,234

Net Assets:
  Beginning of Year                                                         323,884,006       16,729,772
                                                                         --------------    -------------
  End of Year                                                             $ 530,877,086    $ 323,884,006
                                                                         ==============    =============
Transactions in Shares of the Fund:
  Sold                                                                       13,721,078       10,393,156
  Issued in Reinvestment of Distributions                                     1,905,307            2,453
  Redeemed                                                                   (3,848,013)        (776,934)
                                                                         --------------    -------------
  Net Increase in Shares of the Fund                                         11,778,372        9,618,675
                                                                         ==============    =============

                      See Notes to Financial Statements.                       7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.   Organization

     Strong Mid Cap Growth Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2000, approximately 59% of the Funds shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation--Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuers financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders--The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions--Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Funds investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Funds level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Funds Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Funds Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors fees, for the year then ended, were $67,559, $746,823, $46,773 and $6,418, respectively.

--------------------------------------------------------------------------------
December 31, 2000

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Funds total assets or any explicit borrowing limits in the Funds prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, during the year ended December 31, 2000 were $3,431,729,407 and $3,091,275,148, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 2000.

6.   Income Tax Information

     At December 31, 2000, the cost of investments in securities for federal income tax purposes was $546,442,231. Net unrealized depreciation of securities was $34,559,420, consisting of gross unrealized appreciation and depreciation of $3,956,778 and $38,516,198, respectively.

     During the year ended December 31, 2000, the Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $39,514 (unaudited).

     The Fund had a capital loss carryover of $37,147,276 which expires in 2007.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2000, which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

7.   Recent Financial Reporting Pronouncement

     In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Fund presently intends to adopt the Guides provisions for the year ending December 31, 2001, and does not expect the adoption of the new Guide to have a significant effect on its recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                   ----------------------------------------------------------
                                                                   Dec. 31,          Dec. 31,       Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                         2000              1999           1998             1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $  30.37         $  16.02       $  12.45         $  10.00
Income From Investment Operations:
     Net Investment Income (Loss)                                     (0.16)           (0.02)         (0.02)            0.02
     Net Realized and Unrealized Gains (Losses) on Investments        (4.51)           14.40           3.59             2.94
-----------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                              (4.67)           14.38           3.57             2.96
Less Distributions:
     From Net Investment Income                                          --               --          (0.00)/(b)/      (0.01)
     In Excess of Net Investment Income                                  --               --             --            (0.15)
     From Net Realized Gains                                          (2.04)           (0.03)            --            (0.14)
     In Excess of Net Realized Gains                                     --               --             --            (0.21)
-----------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                              (2.04)           (0.03)         (0.00)/(b)/      (0.51)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  23.66         $  30.37       $  16.02         $  12.45
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
     Total Return                                                     -14.8%           +89.9%         +28.7%           +29.8%
     Net Assets, End of Period (In Thousands)                       $530,877         $323,884       $ 16,730         $  2,374
     Ratio of Expenses to Average Net Assets Without Waivers,
        Absorptions and Fees Paid Indirectly by Advisor                 1.2%             1.2%           1.6%             2.0%
     Ratio of Expenses to Average Net Assets                            1.2%             1.1%           1.2%             1.2%
     Ratio of Net Investment Income (Loss) to Average Net Assets       (0.7%)           (0.2%)         (0.3%)            0.2%
     Portfolio Turnover Rate                                          601.4%           647.7%         329.1%           541.3%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.01.

                      See Notes to Financial Statements.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Strong Variable Insurance Funds, Inc. and the Shareholders of Strong Mid Cap Growth Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Mid Cap Growth Fund II (the "Fund") (one of the portfolios constituting Strong Variable Insurance Funds, Inc.) at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

          This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10166-0101




          Strong Investments
          P.O. Box 2936 | Milwaukee, WI 53201
          www.Strong.com

--------------------------------------------------------------------------------


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